UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2016

GENVEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24469	23-2705690
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

910 Clopper Road, Suite 220N, Gaithersburg, Maryland	20878
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (240) 632 0740

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 — Financial Information

Item 2.02              Results of Operations and Financial Condition.

On January 20, 2016, GenVec, Inc. (“GenVec”) issued a press release providing an investor update, including with respect to its programs involving GenVec’s AdenoVerse™ Gene Delivery Platform.  A copy of the press release is attached to this current report as Exhibit 99.1 and is incorporated herein by reference.

Although GenVec has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2015, as of January 20, 2016, GenVec anticipates that it had approximately $8.7 million in cash and investments at December 31, 2015. This figure is unaudited and does not take into account expenses or other changes since December 31, 2015.  Furthermore, this information does not present all information necessary for an understanding of GenVec’s financial condition as of December 31, 2015 and its results of operations for the three months and year ended December 31, 2015.

Section 8 — Other Events

Item 8.01              Other Events.

The information contained in Item 2.02 is incorporated by reference herein. The press release attached to this current report as Exhibit 99.1 is incorporated herein by reference.

Statements contained or incorporated by reference in this report relating to future financial or business performance, conditions or strategies and other financial and business matters are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Examples of forward-looking statements contained or incorporated by reference in this report include, among others, statements regarding the future of the clinical study for CGF166, the expected scope and potential for business development opportunities, the sufficiency of cash and investments, and value that may be able to be realized from GenVec's AdenoVerse gene delivery platform.  GenVec cautions that the forward-looking statements contained in this report are subject to numerous assumptions, risks and uncertainties, which change over time. Factors that may cause actual results to differ materially from the results discussed in, or implied by, the forward-looking statements or historical experience include risks and uncertainties, such as the failure of Novartis to advance GenVec's hearing loss and balance disorders program, the challenges in clinical development, the reliance on third parties including TheraBiologics, unexpected or a change in anticipated expenses and receipts, and the difficulties in business development activities. Further information on the factors and risks that could affect GenVec's business, financial conditions and results of operations, are contained in GenVec's filings with the U.S. Securities and Exchange Commission (SEC), which are available at www.sec.gov, including the risk factors discussed in Item 1A of Part I of GenVec's Form 10-K for the year ended December 31, 2014. These forward-looking statements speak only as of the date of this report, and GenVec assumes no duty to update forward-looking statements.

Section 9 — Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	GenVec, Inc. press release, dated January 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

Date: January 22, 2016	By:	/s/ Douglas J. Swirsky
Douglas J. Swirsky
President and Chief Executive Officer

3